UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

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URANIUM ENERGY CORP.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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URANIUM ENERGY CORP.
C/O TRANSFER ONLINE, INC.
512 SE SALMON ST
PORTLAND, OR 97214

Your **Vote** Counts!

URANIUM ENERGY CORP.

2026 Annual Meeting

Vote by July 22, 2026
11:59 PM ET

You invested in URANIUM ENERGY CORP. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on July 23, 2026.**

Get informed before you vote

View the Notice and Proxy Statement, and Annual Report to Security Holders online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 09, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

July 23, 2026
10:00 AM PDT

Suite 1830
1188 West Georgia Street
Vancouver, British Columbia
Canada
V6E 4A2

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors **Nominees:** 01 Amir Adnani · 03 David Kong · 05 Gloria Ballesta 02 Spencer Abraham · 04 Vincent Della Volpe · 06 Trecia Canty	For
2	To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm.	For
3	To approve, on a non-binding advisory basis, the compensation of our named executive officers.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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